Exhibit 99.1

DevvStream Corp and Fayafi Investment Holding Sign MoU to Explore Creation of “Fayafi x DevvStream Green Ventures” to Accelerate Global Sustainability Investments

Proposed capital-light joint venture aims to unlock high-impact decarbonization and energy transition opportunities

CALGARY, Alberta, May 7, 2025 — DevvStream Corp. (Nasdaq: DEVS) (“DevvStream” or the “Company”), a leading carbon management firm specializing in the development, investment, and sale of environmental assets, today announced that it has signed a Memorandum of Understanding (“MoU”) with Fayafi Investment Holding (“Fayafi”), one of the UAE’s most forward-thinking and diversified investment platforms. The agreement outlines the intent to launch Fayafi x DevvStream Green Ventures, a global joint venture designed to accelerate investment in decarbonization and climate infrastructure projects worldwide.

Fayafi x DevvStream Green Ventures is expected to combine DevvStream’s operational and technical expertise with Fayafi’s capital resources, institutional network, and ESG-focused investment strategy. The platform would focus on identifying, funding, and scaling a pipeline of environmental projects across high-growth regions. Firm agreements are expected in Q2 2025, with initial project deployments targeted for Q3/Q4 2025. The initial funding commitment is expected to be $100 million, with the potential to scale significantly based on project performance and capital deployment efficiency.

“Fayafi x DevvStream Green Ventures is envisioned as a purpose-built platform to meet the needs of climate and energy transition investment in a changing world,” said Carl Stanton, Chairman of DevvStream. “Fayafi, as a strategic and financial partner, represents an ideal counterpart to help us scale quickly and responsibly, providing significant upside to DevvStream investors.”

Bobby Campbell, the Chief ESG Investment Officer for Fayafi Investment Holding added, “This MoU marks an important step toward the future of climate finance. We believe in the potential of this partnership and are committed to continuing the dialogue with DevvStream.”

The joint venture will be structured as an independent entity, with ownership expected to be allocated 80% to Fayafi and 20% to DevvStream, and economics shared on a pro-rata basis. This capital-light model enables DevvStream to expand its global presence in energy transition and environmental assets while unlocking recurring revenue streams from project management, consulting, and carbon monetization—with minimal upfront investment.

Fayafi will serve as the financial and strategic engine of the venture, leveraging its institutional relationships and global network to drive market access, regulatory approvals, and execution at scale. The MoU also grants DevvStream exclusivity during the feasibility phase and a first right of refusal on carbon-related opportunities, underscoring a shared commitment to long-term alignment and disciplined project selection.

As operational and technical lead, DevvStream would be responsible for identifying and evaluating high-impact sustainability projects, structuring and registering environmental assets under global standards, managing implementation, and overseeing the full lifecycle of carbon credit generation and monetization. Fayafi’s role as financial sponsor and market enabler would complement DevvStream’s execution, supporting efficient scaling into undercapitalized markets.

This proposed joint venture marks a pivotal step in DevvStream’s strategic evolution, allowing the Company to expand its footprint, enhance monetization pathways, and deliver scalable climate impact through a collaborative global platform.

About DevvStream

Founded in 2021, DevvStream is a leading carbon management firm specializing in the development, investment, and sale of environmental assets, energy transition, and innovative carbon management solutions. The Company’s mission is to create alignment between sustainability and profitability, helping organizations achieve their climate initiatives while directly improving their financial health.

With a diverse approach to energy transition and carbon markets, DevvStream operates across three strategic domains: (1) an offset portfolio consisting of nature-based, tech-based, and carbon sequestration credits for immediate sale to corporations and governments seeking to offset their most difficult-to-reduce emissions; (2) project investment, acquisitions, and industry consolidation to extend the company’s reach, allowing it to become a full end-to-end solutions provider; and (3) project development, where the company serves as project manager for eligible activities such as EV charging or renewable energy generation in exchange for a percentage of generated credits or I-RECs.

For more information, please visit www.devvstream.com.

About Fayafi Investment Holding

Fayafi Investment Holding Limited is a global investment platform headquartered in Dubai, UAE, with a diversified portfolio across sustainability, AI, defense, biotech, and real estate. As the first UAE-based company listed on the Vienna Stock Exchange and the issuer of a bankable certificate under the SIX Swiss Exchange, Fayafi is widely recognized for its innovative, long-term investment philosophy and commitment to ESG leadership.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this news release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events, trends or DevvStream’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include statements regarding DevvStream’s intentions, beliefs, projections, outlook, analyses and current expectations concerning, among other things, DevvStream’s ability to continue as a going concern and to realize the benefits of its recently completed business combination, DevvStream’s ability to remain listed on Nasdaq, the volatility of the market price and the liquidity of DevvStream’s common shares, the impact from future regulatory, judicial, legislative or regulatory changes in DevvStream’s industry, the trends in the carbon credit markets, future performance and anticipated financial impacts of certain transactions by DevvStream or others, the growth and value of the global carbon credit or I-REC market traded value, the potential of carbon credits to provide carbon emission reductions and reduce carbon emissions to limit global warming, estimated CO2 capture, sequestration, decarbonization or storage capacities or potentials of different projects in which DevvStream is investing, or DevvStream’s opportunity pipeline and the ability of such opportunities to generate I-RECs, carbon credits, or tax credits each year, or the market growth and value of these markets, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DevvStream and its management are inherently uncertain and subject to material change. Given these risks, uncertainties, and other factors, you should not place undue reliance on these forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Any agreement described herein is subject to customary conditions and the ongoing performance of project partners, and there can be no assurance that all contemplated environmental assets will be issued or monetized.

These forward-looking statements are expressed in good faith, and DevvStream believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and DevvStream is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in filings made by, or to be made by, DevvStream from time to time with the SEC and with the Canadian securities regulatory authorities. This news release is not an offer to sell or the solicitation of an offer to buy, any securities of DevvStream and this news release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in DevvStream. All subsequent written and oral forward-looking statements concerning DevvStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contact
ir@devvstream.com
Phone: (408) 365-4348